                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                           Date of Report May 16, 2001


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                                      000-30110                         65-0716501
-------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                     Commission File Number               (I.R.S. Employer
of incorporation or organization)                                                    Identification No.)




            One Town Center Road, Boca Raton, Florida                                    33486
-------------------------------------------------------------------------------------------------------------
             (Address of principal executive offices)                                  (Zip code)


                                 (561) 995-7670
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5   Other Information

         SBA Communications Corporation announced the extension of its pending exchange offer for all $500 million of its outstanding series of 10 1/4% notes due 2009.

         The expiration date for the exchange offer has been extended from 5:00 p.m., New York City time, on May 14, 2001, to 5:00 p.m., New York City time, on May 16, 2001. The complete terms of the exchange offer remain unchanged and are contained in the prospectus dated April 16, 2001.

         As of 5:00 p.m., New York City time, on May 14, 2001, the Company received tenders from holders of $498,150,000 in aggregate principal amount of the notes.

Item 7   Financial Statements and Exhibits

         99.1     Press release dated May 15, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




May 16, 2001                         /s/  Pamela J. Kline
                                     --------------------
                                     Pamela J. Kline
                                     Chief Accounting Officer